THE MARSICO INVESTMENT FUND

Marsico Growth Fund

Supplement dated November 27, 2019

to the Prospectus and Statement of Additional Information (“SAI”)

dated February 1, 2019, as supplemented

The purpose of this supplement is to update the portfolio managers for the Marsico Growth Fund. Effective November 30, 2019, Peter C. Marsico is a co-manager of the Growth Fund with the Fund’s current co-managers, Thomas F. Marsico and Brandon A. Geisler.

PROSPECTUS

In the Prospectus “Fund Summaries” section for the Marsico Growth Fund on page 6 under the heading “Management” and sub-heading “Portfolio Managers,” the current disclosure is deleted in its entirety and replaced with the following:

“The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since its inception in December 1997, Brandon A. Geisler, who has co-managed the Fund since February 2019, and Peter C. Marsico, who has co-managed the Fund since November 2019.”

In the Prospectus “Fund Management” section on pages 25 and 26 under the heading “The Portfolio Managers,” the following changes are made:

•	The sub-heading “THE FOCUS FUND AND THE GROWTH FUND” and the biographical information under it are replaced in their entirety by the following:

THE FOCUS FUND

“Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of Marsico Capital. Mr. Marsico sets Marsico Capital’s overall research and investment strategy, and co-manages the Focus Fund. Mr. Marsico has over 35 years of experience in the investment management field as a securities analyst and a portfolio manager. He is a graduate of the University of Colorado and holds an MBA from the University of Denver.”

“Brandon A. Geisler co-manages the Focus Fund. Mr. Geisler joined Marsico Capital in 2006 and has over 15 years of experience in the financial services industry. Mr. Geisler spent four years with Goldman, Sachs & Co., where he was a Vice President in Equity Research covering the restaurant and other consumer-related industry groups. At Marsico Capital, Mr. Geisler has remained actively involved in those areas, while broadening his research responsibilities to include many other industries. Mr. Geisler received his MBA degree and Honours BS degree from McMaster University in Ontario.”

THE GROWTH FUND

“Thomas F. Marsico co-manages the Growth Fund. Information relating to Mr. Marsico is provided above.”

“Brandon A. Geisler co-manages the Growth Fund. Information relating to Mr. Geisler is provided above.”

“Peter C. Marsico co-manages the Growth Fund. Mr. Marsico joined MCM in 2008, and has over 10 years of experience in the financial services industry. His research responsibilities include retail, restaurants, consumer goods, and other industries. Mr. Marsico has a BA degree in Economics from the University of North Carolina and an MBA from the University of Denver.”

STATEMENT OF ADDITIONAL INFORMATION

In the SAI “Portfolio Managers” section beginning on page 64, the following changes are made:

•	The first sentence in this section on page 64 is deleted in its entirety and replaced with the following:

“Thomas F. Marsico and Brandon A. Geisler are co-managers of the Focus Fund. Mr. Marsico, Mr. Geisler, and Peter C. Marsico are co-managers of the Growth Fund.”

•	The table captioned “Dollar Range of Equity Securities Beneficially Owned” on page 67 is amended to reflect that as of November 29, 2019, Peter C. Marsico beneficially owned $100,001-$500,000 of the shares of the Growth Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE